                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                    Pursuant to Section 13 or 15 (d) of the
                        Securities Exchange Act of 1934

For the fiscal year ended   February 26, 1995   Commission file number  0-3833
                         -----------------------                      ----------

                             MORGAN'S FOODS, INC.
- - --------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)

         Ohio                                             34-0562210
- - -------------------------------                      ----------------------
(State or other jurisdiction of                         (I.R.S. Employer
incorporation or organization)                       Identification Number)

         25201 Chagrin Boulevard, Suite 330, Beachwood, OH  44122
- - --------------------------------------------------------------------------------
          (Address of principal executive officers)       (Zip Code)

Registrant's telephone number, including area code:     (216) 360-7500
                                                  ------------------------------
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                              MORGAN'S FOODS, INC.

                                     PART I


ITEM 1.  ACQUISITION OR DISPOSITION OF ASSETS.

         On May 5, 1995 Morgan's Restaurants of Pennsylvania, Inc., ("Morgan's PA") a Pennsylvania corporation, Morgan's Restaurants of New Jersey, Inc., ("Morgan's NJ") a New Jersey corporation, both wholly owned subsidiaries of Morgan's Foods, Inc., ("Morgan's") the registrant herein, completed the sale to Kazi Foods of New Jersey, Inc., ("Kazi") a New Jersey corporation, all of the assets of twenty-four KFC restaurants located in Central Pennsylvania and New Jersey. This transaction was effected pursuant to an asset purchase and sale agreement ("the Agreement") dated as of February 24, 1995 among Morgan's, Morgan's PA, Inc., Morgan's NJ, Inc. and Kazi. Through the transaction Kazi acquired all of the assets, properties and leases of the twenty-four KFC restaurants for a cash purchase price of $10,625,000. Morgan's used the proceeds primarily to pay down $9,750,000 of floating rate bank debt in advance of scheduled maturities. Morgan's received net cash proceeds from the sale of $294,000, after payment for various closing costs and buyouts of previously leased equipment.

         Under the Agreement, all obligations and liabilities which arose from or in connection with the operation of the twenty-four KFC restaurants prior to the closing of the sale transaction remain the obligation of Morgan's or its subsidiaries. All leases related to the twenty-four KFC restaurants were assigned to Kazi. Morgan's or one of its subsidiaries remains as the guarantor on six of the restaurant leases for periods of time ranging from 1 to 15 years.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                               Morgan's Foods, Inc.
                                           ----------------------------
                                                   (Registrant)

Dated:       May 22, 1995
      ------------------------          By: /s/  Kenneth L. Hignett
                                           -------------------------
                                           Kenneth L. Hignett
                                           Senior Vice President,
                                           Chief Financial Officer & Secretary

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                              MORGAN'S FOODS, INC.
                              FORM 8-K, ITEM 7(b)
            PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)




        The following pro forma financial statements have been prepared to reflect the sale of twenty-four KFC restaurants of Morgan's Foods, Inc. ("Morgan's") to Kazi Foods of New Jersey, Inc. ("Kazi") on May 5, 1995 for a cash purchase price of $10,625,000.

        The pro forma balance sheet has given effect to the transaction as if it had occurred at the end of the prior fiscal year, February 26, 1995. The pro forma statement of operations has given effect to the transaction as if it had occurred at the beginning of the fiscal year ended February 26, 1995. In connection with the sale, Morgan's expects to record an estimated gain, after tax, of approximately $1.8 million, net of costs of the transaction. This nonrecurring gain results directly from the transaction and will be included in Morgan's results of operations within the next twelve months and accordingly has not been considered in the pro forma statement of operations.

        The following pro forma financial statements do not purport to be indicative of the financial position or results of operations of Morgan's that would have been reported had the transaction been effected on the dates indicated, or which may be reported in the future.

                                     MORGAN'S FOODS, INC.
                               PRO FORMA CONSOLIDATED BALANCE SHEET
                                      FEBRUARY 26, 1995
                                                                   PRO FORMA
                                                    HISTORICAL    ADJUSTMENTS  NOTE     PROFORMA
                                                    -----------  ------------  ----    -----------
         ASSETS
          Current assets:
           Cash.................................    $ 1,993,000     $ 294,000   (1)     $2,287,000
           Marketable securities................        359,000                            359,000
           Accounts receivable..................        105,000        68,000   (2)        173,000
           Inventories..........................        298,000                            298,000
           Prepaid expenses.....................        299,000                            299,000
           Assets held for sale, net............      8,354,000    (8,354,000)  (3)              0
                                                    -----------  ------------          -----------
                                                     11,408,000    (7,992,000)           3,416,000
                                                    -----------  ------------          -----------
         Property and Equipment:
          Land..................................      1,464,000                          1,464,000
          Buildings and improvements............      5,224,000                          5,224,000
          Capitalized leases....................      4,605,000                          4,605,000
          Machinery and equipment...............      7,433,000       327,000   (4)      7,760,000
          Leasehold improvements................      3,809,000                          3,809,000
          Construction in progress..............        465,000                            465,000
                                                    -----------  ------------          -----------
                                                     23,000,000       327,000           23,327,000
          Accumulated depreciation..............      7,886,000                          7,886,000
                                                    -----------  ------------          -----------
                                                     15,114,000       327,000           15,441,000
         Other assets...........................        990,000                            990,000
         Deferred taxes.........................        600,000                            600,000
         Excess of cost over amounts assigned
          to net assets of acquired businesses..      1,320,000                          1,320,000
                                                    -----------  ------------          -----------
                                                    $29,432,000   $(7,665,000)         $21,767,000
                                                     ==========    ==========           ==========
         LIABILITIES AND SHAREHOLDERS' EQUITY

         Current liabilities:
          Current maturities of long-term debt..    $10,600,000   $(9,750,000)  (5)     $  850,000
          Current maturities of capital lease...        263,000                            263,000
          Accounts payable......................      2,680,000                          2,680,000
          Accrued expenses......................      1,593,000       278,000   (6)      1,871,000
                                                    -----------  ------------          -----------
                                                     15,136,000    (9,472,000)           5,664,000
         Long-term debt.........................      4,151,000                          4,151,000
         Long-term lease obligation.............      3,896,000                          3,896,000

         SHAREHOLDERS' EQUITY:
          Common stock..........................     17,817,000                         17,817,000
          Treasury shares.......................         (3,000)                            (3,000)
          Capital in excess of stated value.....     11,088,000                         11,088,000
          Accumulated deficit...................    (22,653,000)    1,807,000   (7)    (20,846,000)
                                                    -----------  ------------          -----------

         Total shareholders' equity.............      6,249,000     1,807,000            8,056,000
                                                    -----------  ------------          -----------
                                                    $29,432,000   $(7,665,000)         $21,767,000
                                                     ==========    ==========          ===========

                                     See notes to pro forma financial statements
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
                                                    MORGAN'S FOODS, INC.
                                       PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                                               YEAR ENDED FEBRUARY 26, 1995


                                                                            PRO FORMA
                                                       HISTORICAL          ADJUSTMENTS     NOTE      PRO FORMA
                                                     --------------       ------------     ----  -------------
            Revenues.............................      $53,295,000      $(17,964,000)     (8)      $35,331,000
            Cost of sales:
              Food, paper and beverage...........       17,282,000        (5,992,000)     (9)       11,290,000
              Labor and benefits.................       13,807,000        (4,374,000)     (9)        9,433,000
            Restaurant operating expenses........       17,088,000        (5,886,000)     (10)      11,202,000
            General and administrative
             expenses............................        3,839,000          (642,000)     (11)       3,197,000
                                                      ------------       -----------                ----------

            Operating income.....................        1,279,000        (1,070,000)                  209,000

            Interest Expense:
              Bank debt and notes payable........       (1,430,000)          820,000      (12)        (610,000)
              Capital leases.....................         (478,000)          117,000      (13)        (361,000)
            Other income.........................          208,000                                     208,000
                                                      ------------        ----------               -----------

            Net loss before taxes................         (421,000)         (133,000)                 (554,000)
            Provision for income taxes...........            4,000                 0                     4,000
                                                      ------------      ------------               -----------
            Net loss ............................      $  (425,000)     $   (133,000)              $  (558,000)
                                                      ============      ============               ===========
            Net loss per common share............      $      (.02)     $       (.01)              $      (.03)
                                                      ============      ============               ===========
            Weighted average common
             shares outstanding..................       17,806,837             -                    17,806,837
                                                      ============      ============               ===========

                  See notes to pro forma financial statements.
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

                             MORGAN'S FOODS, INC.

                    NOTES TO PRO FORMA FINANCIAL STATEMENTS


The pro forma balance sheet and statement of operations have been prepared to reflect the sale of twenty-four KFC restaurants.


(1)     Reflects net cash received from sale.

        Sales price                                    $10,625,000
        Expenses paid by seller prior to closing            67,000
        Bank debt repayment                             (9,750,000)
        Bank debt prepayment penalty and interest         (119,000)
        Purchase previously leased equipment              (327,000)
        Buyout of lease on sold equipment                 (100,000)
        Closing costs                                      (52,000)
        Required improvements to sold restaurants          (50,000)
                                                    ---------------
                                                       $   294,000
                                                       ============




(2) Reflects amount due Morgan's from Kazi for certain inventory, equipment and security deposits purchased as a separate agreement.

(3)     Records the following assets sold and liabilities transferred:


        Inventories                                    $    140,000
        Property and equipment                           13,303,000
        Accumulated depreciation                         (6,462,000)
        Excess of cost over amounts assigned
         to net assets of acquired businesses             2,688,000
        Other assets                                         98,000
        Capital lease obligations                        (1,413,000)
                                                         ----------
        Assets held for sale                             $8,354,000
                                                         ==========


(4) Represents purchase from proceeds of sale of previously leased rotisserie equipment at certain retained restaurants.

(5)     Bank debt repayment from proceeds of sale.

(6) Represents miscellaneous accrued expenses and state income taxes related to the sale and reimbursement by buyer of expenses to be paid by the seller prior to closing.

(7) Represents pro forma estimated gain on the sale of twenty-four KFC restaurants.

(8) Reflects the elimination of revenue of the twenty-four KFC restaurants.

(9) Reflects the elimination of cost of sales of the twenty-four KFC restaurants.




                              MORGAN'S FOODS, INC.

                 NOTES TO PRO FORMA FINANCIAL STATEMENTS CONT.

(10) Reflects the elimination of the restaurant operating expenses of the twenty-four KFC restaurants.

(11) Reflects the elimination of the general and administrative expenses incurred in operating the twenty-four KFC restaurants.

(12) Reflects the elimination of interest expense at the interest rates incurred during the year on the bank debt that was paid down with the proceeds of the sale of the twenty-four KFC restaurants.

(13) Eliminates interest expense on previously capitalized leases that were assumed by the buyer.

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                             MORGAN'S FOODS, INC.
                              INDEX TO EXHIBITS
                               ITEM 14 (a) (3)

    Exhibit
    Number         Exhibit Description
    -------        -------------------

      2            Asset Purchase Agreement